U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2008

310 HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	333-139231 (Commission File Number)	20-4924000 (I.R.S. Employer Identification No.)

9903 Santa Monica Boulevard, Suite 406, Beverly Hills, California	90212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 310.882.5568

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On November 17, 2008, Tarvaran, Askelson & Company, LLP ("Tarvaran, Askelson & Company, LLP") was appointed as the independent auditor for 310 Holdings, Inc., Inc. (the "Company") commencing with the quarter ending September 30, 2008, and Moore & Associates Chartered. ("Moore & Associates") were dismissed as the independent auditors for the Company and notified as of November 18 2008. The decision to dismiss Moore & Associates auditors was approved by the Board of Directors on November 17 2008.

The report of Moore & Associates on the financial statements for the most recent fiscal years did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's most recent interims quarter June 30, 2008 and March 31, 2008, and annual report for December 31, 2007, and December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company. During the Company's two most fiscal year and any subsequent interim period through the date of dismissal, there were no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's most recent interims quarter June 30, 2008 and March 31, 2008, and annual report for December 31, 2007, and December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows, the Company did not consult with Tarvaran, Askelson & Company, LLP with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

There were no consultations with Tarvaran, Askelson & Company, LLP during the Company's two most fiscal year and any subsequent interim period, prior to November 17, 2008, the date upon which Tarvaran, Askelson & Company, LLP was engaged.

The Company has furnished a copy of this Report to Moore & Associates and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Moore & Associates is herby submitted as exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

          Exhibit 16.1    Letter of Moore & Associates.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

310 Holdings, Inc., Inc.

Date: November 19, 2008	By:	/s/ Rene Gomez

Rene Gomez
Chief Executive Officer